Other Operating Expenses	12 Months Ended
Dec. 31, 2016
Other Operating Expenses [Abstract]
Other Operating Expenses

21.  Other Operating Expenses

During 2016, the Company recorded early retirement related costs and accelerated stock-based compensation expense of approximately of $4.5 million pretax and $2.8 million after-tax related to the early retirement of VITAS’ former Chief Executive Officer.  The costs were calculated in accordance with the terms of his employment agreement.